UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 17, 2004

CoSine Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30715	94-3280301
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Bridge Parkway, Redwood City, California	94065
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number Including Area Code: (650) 637-4777

Not Applicable
(Former name or former address, if changes since last report)

     The information in this Form 8-K, including the exhibits, is furnished pursuant to Item 12 and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. Furthermore, the information in this Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of CoSine Communications, Inc. under the Securities Act of 1933.

Item 12. Results of Operations and Financial Condition
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 99.1

Item 12. Results of Operations and Financial Condition

On February 17, 2004, CoSine Communications, Inc. issued a press release announcing its financial results for the fiscal quarter and year ended December 31, 2003. A copy of the press release and accompanying balance sheets and statements of operations is furnished as Exhibit 99.1 to this report.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 17, 2004	COSINE COMMUNICATIONS, INC.

	By:	/s/ Terry Gibson

Terry Gibson
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Text of press release dated February 17, 2004 and accompanying balance sheets and statements of operations